UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 23, 2011

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

624 Market Street, Shreveport, Louisiana	71101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (d)  Not applicable.

(e)           On December 23, 2011, the shareholders of Home Federal Bancorp, Inc. of Louisiana (“Home Federal Bancorp”) approved the Home Federal Bancorp, Inc. of Louisiana 2011 Stock Option Plan (the “Stock Option Plan”).  Pursuant to the terms of the Stock Option Plan, options to acquire up to 194,522 shares of Home Federal Bancorp common stock may be granted to employees and non-employee directors of Home Federal Bancorp and employees and non-employee directors of its wholly owned subsidiary, Home Federal Bank.

Also, on December 23, 2011, the shareholders of Home Federal Bancorp approved the Home Federal Bancorp, Inc. of Louisiana 2011 Recognition and Retention Plan and Trust Agreement (the “RRP”).  Pursuant to the terms of the RRP, awards of up to 77,808 shares of restricted common stock of Home Federal Bancorp, may be granted to employees and non-employee directors of Home Federal Bancorp and employees and non-employee directors of Home Federal Bank.

For additional information, reference is made to the Stock Option Plan and the RRP, which are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and the press release dated December 27, 2011, which is included herein as Exhibit 99.1, and incorporated herein by reference.

(f)  Not applicable.

Item    5.07         Submission of Matters to a Vote of Security Holders

(a)           An Annual Meeting of Shareholders (the “Annual Meeting”) of Home Federal Bancorp was held on December 23, 2011.

(b)           There were 3,051,881 shares of common stock of Home Federal Bancorp eligible to be voted at the Annual Meeting and 2,709,051 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.           Election of directors for a three year term.

	FOR	WITHHELD	BROKER NON-VOTES
David A. Herndon III	1,819,255	14,138	875,658
Woodus K. Humphrey	1,658,153	175,240	875,658
Mark Malloy Harrisoin	1,673,091	160,302	875,658

2.           To adopt the Home Federal Bancorp, Inc. of Louisiana 2011 Stock Option Plan.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
1,781,667	38,732	12,994	875,658

3.	To adopt the Home Federal Bancorp, Inc. of Louisiana 2011 Recognition and Retention Plan and Trust Agreement.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
1,762,743	57,656	12,994	875,658

4.	To ratify the appointment of LaPorte Sehrt Romig & Hand, as Home Federal Bancorp’s independent registered public accounting firm for the year ending June 30, 2012.

FOR	AGAINST	ABSTAIN
2,689,321	7,227	12,503

Each of the nominees was elected as director and the proposals to adopt the 2011 Stock Option Plan and 2011 Recognition and Retention Plan and Trust Agreement and to appoint Home Federal Bancorp’s independent registered public accounting firm were adopted by the shareholders of Home Federal Bancorp at the Annual Meeting.

(c)           Not applicable

Item 7.01           Regulation FD Disclosure

On December 27, 2011, Home Federal Bancorp issued a press release announcing the results of the Annual Meeting held on December 23, 2011.

For additional information, reference is made to Home Federal Bancorp's press release dated December 27, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

ITEM 9.01         Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press release, dated December 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: December 27, 2011	By:	/s/Clyde D. Patterson
Clyde D. Patterson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated December 27, 2011